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                                                                   EXHIBIT 10.26

                          LOAN MODIFICATION AGREEMENT

     This LOAN MODIFICATION AGREEMENT is entered into as of August 18, 2000, by and between SILICON VALLEY BANK, a California-chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East" ("Bank"), and MATRIXONE, INC., a Delaware corporation with its principal place of business at Two Executive Drive, Chelmsford, MA 01824 ("Borrower").

                                   RECITALS

     Borrower has borrowed money from Bank pursuant to certain Existing Loan Documents, as defined below. In consideration of certain financial accommodations from Bank, and Borrower's continuing obligations under the Existing Loan Documents, Borrower and Bank agree as follows:

                                   AGREEMENT

     1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement dated as of December 29, 1998 between Borrower and Bank providing for an extension of credit up to a maximum of SEVEN MILLION AND NO/100THS DOLLARS ($7,000,000) for working capital and equipment finance purposes, as amended by Loan Modification Agreements dated as of September 28, 1999 and as of December 28, 1999 (the "Loan Agreement").

     Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness."

     2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured pursuant to the Loan Agreement. Hereinafter, the Loan Agreement, together with all other documents securing payment of the Indebtedness, shall be referred to as the "Existing Loan Documents."

     3. DESCRIPTION OF CHANGES IN TERMS.

     3.1 Modifications to Revolving Advance Provisions. Section 2.1.1 (a) of the Loan Agreement is hereby replaced in its entirety with the following:

         (a) Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the FX Reserve as agreed between Bank and Borrower from time to time. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section
         2.1.1 may be repaid and reborrowed at any time during the term of this Agreement.

     3.2 Modification to Financial Reporting Provisions. Section 6.3 of the Loan Agreement is hereby replaced in its entirety with the following:

         6.3 Financial Statements, Reports, Certificates. (i) Borrower shall deliver to Bank:

         (a) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an

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         independent certified public accounting firm reasonably acceptable to
         Bank;

         (b) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission;

         (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could reasonably be likely to result in damages or costs to Borrower or any Subsidiary of One Hundred Fifty Thousand Dollars ($150,000) or more;

         (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

         (e)(i) prior to any Credit Extensions other than FX Forward Contracts, at a time when no Credit Extensions other than FX Forward Contracts are outstanding, and (ii) within thirty (30) days after the last day of each month in which any Credit Extensions other than FX Forward Contracts are outstanding, a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit C hereto, together with aged listings of accounts receivable.

         (f) at the same times as delivery of its Forms 10-Q and its annual financial statements to Bank, a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto.

         (ii) Bank shall have a right from time to time hereafter, upon reasonable prior notice, to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing.

     3.3 Modifications to Borrowing Base Certificate and Compliance Certificate. Exhibits C and D of the Loan Agreement are hereby replaced in their entirety with Exhibits C and D to this Agreement.

     4. FACILITY FEE. Borrower shall pay to Bank any out-of-pocket expenses incurred by the Bank through the date hereof, including reasonable attorneys' fees and expenses, and after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

     5. CONDITIONS PRECEDENT TO FURTHER ADVANCES. The obligation of Bank to
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make further advances to Borrower under this line is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

         (a) this Loan Modification Agreement duly executed by Borrower;

         (b) payment of the fees and Bank Expenses then due specified in Section 4 hereof; and

         (c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

     6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described in this Loan Modification Agreement.

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     7. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against any of the obligations to pay any amounts under the indebtedness.

     8. CONTINUING VALIDITY. Borrower understands and agrees that (i) in modifying the Existing Loan Documents, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents, (ii) except as expressly modified pursuant to this Loan Modification Agreement (including the effects of Section 6 hereof), the Existing Loan Documents remain unchanged and in full force and effect, (iii) Bank's agreement to modify the Existing Loan Documents pursuant to this Loan Modification Agreement shall in no way obligate Bank to make any future modifications to the Existing Loan Documents, (iv) it is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of the Existing Loan Documents, unless a party is expressly released by Bank in writing, (v) no maker, endorser or guarantor will be released by virtue of this Loan Modification Agreement, and
(vi) the terms of this Section 8 apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements, if any.

     9. CHOICE OF LAW AND VENUE: JURY TRIAL WAIVER. The laws of the Commonwealth of Massachusetts shall apply to this Agreement. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IS HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     10. EFFECTIVENESS. This Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Agreement become effective until signed by an officer of Bank in California).

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as a sealed instrument as of the date first set forth above.

"Borrower"                        "Bank"

MATRIXONE, INC.                   SILICON VALLEY BANK, doing business
                                  as SILICON VALLEY EAST

By: /s/ Moe Castonguay            By: /s/ Jonathan Gray
    ------------------                -----------------
    Moe Castonguay, CFO               Jonathan Gray, SVP

                                  SILICON VALLEY BANK

                                  By: /s/ Maggie Garcia
                                      -----------------

                                  Title: AVP
                                  (Signed in Santa Clara County, California)


                            EXHIBITS C and D FOLLOW

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